Exhibit 99.1


                                 AMENDMENT NO. 1
                                       TO
            AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT

Amendment No. 1 to the Amended and Restated Term and Revolving Credit Agreement (this "Amendment") is made as of September 29, 1999 by and among IBM Credit Corporation, a Delaware corporation, ("IBM Credit"), IBM Financing, a division of IBM Canada Limited ("IBM Canada") (each a "Lender" and jointly the "Lenders"), Applied Digital Solutions, Inc., a Missouri corporation, ("USA Customer"), Ground Effects Ltd and Tigertel Inc. (formerly known as Contour Telecom Management Inc., to be referred hereinafter as TigerTel Inc.) (each a "Customer" or, collectively, the "Customers").

                                    RECITALS

         A. Customers and Lenders have entered into that certain Amended and Restated Term and Revolving Credit Agreement dated as of July 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         B. The parties have agreed to modify the Agreement as more specifically set forth below, upon and such to the terms and conditions of this Amendment as set forth herein.

                                    AGREEMENT

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Customers and Lenders hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.  Modification of Agreement

         A. Section 1.1 of the Agreement is hereby amended by deleting the definition of "Advance", "Available Credit" and "Finance Charge" in their entirety and substituting, in lieu thereof, the following:

         "Advance": any loan or other extension of credit by any Lender to or on behalf of any Customer pursuant to this Agreement including, without limitation,
(i) R/C Advances, (ii) Advances as defined in Attachment 2 hereto, (iii) Term Loan A, (iv) Term Loan B, (v) Term Loan C (vi) Term Loan D and (vii) a drawing under a Letter of Credit.

         "Available Credit": with respect to a Customer at any time, (1) the Applicable Credit Line less (2) the Outstanding Advances other than the Outstanding Term Loan A, Outstanding Term Loan B, Term Loan C and Term Loan D at such time owed by the Customers to Applicable Lender.

         "Finance Charge": the Applicable R/C Finance Charge, the Term Loan A Finance Charge, the Term Loan B Finance Charge, the Term Loan C Finance Charge or the Term Loan D Finance Charge.

         B. Section 1.1 of the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following definitions:

"Outstanding Term Loan D": at any time of determination, the sum of (1) the unpaid principal amount of all Term Loan D made by IBM Canada under this

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Agreement;  and (2) any finance charge,  fee, expense or other amount related to the Term Loan D charged to TigerTel Inc.'s accounts with IBM Canada.

         "Request for Term Loan D": as defined in Section 2.14.

         "Term Loan D": the loan or advance of funds made by IBM Canada to or on behalf of TigerTel Inc. pursuant to Section 2.14.

         "Term Loan D Commencement Date": as defined in Section 2 .14 .

         "Term Loan D Commitment":  as defined in Exhibit 2.14.1.

         "Term Loan D Finance Charge":  as defined in Exhibit 2.14.1.

         "Term Loan D Stated Maturity Date":  as set forth in Exhibit 2.14.1.

         C. Section 2.11 of the Agreement is hereby amended by deleting paragraph (B) in its entirety and substituting, in lieu thereof, the following paragraph (B):

         "(B) Subject to the terms and conditions of this Agreement, any amount prepaid or repaid to a Lender in respect to the Outstanding Advances may be reborrowed by an Applicable Customer in accordance with the provisions of this Agreement. Term Loan A , Term Loan B, Term Loan C and Term Loan D may not be reborrowed notwithstanding repayment or prepayment thereof."

         D. Section 2. of the Agreement is hereby amended by adding Section 2.14 immediately following Section 2.13 of the Agreement:

"2.14. Term Loan D Advance: (A) Subject to the terms and conditions of the Agreement, IBM Canada shall make loans (the "Term Loan D) from time to time in an amount no lower than Eight Hundred Fifty Thousand Dollars (CND$850,000) to TigerTel Inc. on the date (the "Term Loan D Commencement Date") specified in a written request to IBM Canada by TigerTel Inc. for such Term Loan D ("Request for Term Loan D Advance") in the form of Exhibit 2.14.2 attached hereto, provided that the Outstanding Term Loan D at any time shall not exceed the Term Loan D Commitment. Each Term Loan D Advance shall be treated as a separate loan. TigerTel Inc. shall deliver the Request for Term Loan D Advance on or prior to 1:00 p.m. (eastern time) one (1) Business Day prior to the Term Loan D Commencement Date. The Request for Term Loan D Advance shall set forth the principal amount of the Term Loan D. TigerTel Inc. may deliver the Request for Term Loan D Advance via facsimile.

         (B) Subject to the terms and conditions of this Agreement, IBM Canada shall make the principal amount of the Term Loan D available to TigerTel Inc. on the Term Loan D Commencement Date in immediately available funds to an account maintained by TigerTel Inc. or as directed by TigerTel Inc..

         (C) (i) The Term Loan D shall accrue a finance charge on the Average Daily Balance thereof, from and including the Term Loan D Commencement Date to and including the date such Term Loan D is repaid in full in accordance with the terms of this Agreement or as otherwise agreed to in writing by IBM Canada, at a per annum rate equal to the lesser of (a) the Term Loan D Finance Charge and (b) the highest rate from time to time permitted by applicable law.

         (ii) If it is determined that the amounts received from TigerTel Inc. pursuant to this subparagraph (C) shall otherwise be in excess of the highest rate permitted by applicable law, then the amount representing such excess shall be considered reductions to principal of Advances.

         (iii) The finance charges accrued on the Term Loan D shall be paid in accordance with Section 2.7(C) of the Agreement.

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


         (D) TigerTel Inc. shall pay the principal of the Term Loan D on the date and in the amount set forth in Exhibit 2.14.1 (the "Term Loan D Principal Payment Schedules") and in any event, shall pay in full the Outstanding Term Loan D on the Term Loan D Stated Maturity Date (or, such earlier date as such Term Loan D may become or be declared due and payable pursuant to Section 9 of the Agreement).

         (E) TigerTel Inc. agrees not to use the proceeds of the Term Loan D on anything but to finance TigerTel Inc.'s Permitted Acquisitions or to reimburse TigerTel Inc. for the cost of Permitted Acquisitions that take place after September 29, 1999 on account of which TigerTel Inc. had not previously obtained a Term Loan D Advance."

         E. Attachment A to the Amended and Restated Term and Revolving Credit Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment
A. The changes contained in the new Attachment A include, without limitation, the following:

         "USA  Credit  Line  is  increased  from  Twenty  Two  Million   Dollars
(US$22,000,000) to Twenty Seven Million Dollars (US$27,000,000);"

         F. Exhibit 2.4.1 to the Amended and Restated Term and Revolving Credit Agreement is hereby amended by deleting such Exhibit 2.4.1 in its entirety and substituting, in lieu thereof, the Exhibit 2.4.1 attached hereto. Such new
Exhibit 2.4.1 shall be effective as of the date this Amendment is executed by all the parties. The changes contained in the new Exhibit 2.4.1 include, without limitation, the following:

         "Term Loan B Commitment is decreased from Thirty Five Million Dollars (US$35,000,000) to Twenty Five Million Dollars (US$25,000,000)"

Section 3. Representations and Warranties. Each Customer makes to IBM Credit the following representations and warranties all of which are material and are made to induce Lenders to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by each Customer in the Agreement were true and accurate and complete in all material respects as of the date made, and, as amended by this Amendment, all representations made by Customers in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the Agreement as amended hereby and the performance and observance of the covenants to be performed and observed hereunder and thereunder do not violate or cause any Customer not to be in compliance with the terms of any agreement to which such Customer is a party.

Section 3.3 Litigation. Except as disclosed by Customers to Lenders in writing, no material judgments, orders, writs or decrees are outstanding against any Customer nor is there now pending or, to the best of Customers' knowledge after due inquiry, threatened, any material litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any Customer.

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




Section 3.4 Enforceability of Amendment. This Amendment and the Agreement as amended hereby have been duly authorized, executed and delivered by each Customer and are enforceable against each Customer in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Each Customer hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of each Customer, and is not subject to any claims, offsets or defense.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.







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


IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.


IBM CREDIT CORPORATION                   IBM FINANCING, A DIVISION OF IBM CANADA
                                         LIMITED

By: /S/ Philip N. Morse                  By: /S/ Randy White
    ---------------------------------        -----------------------------------

Print Name: Philip N. Morse              Print Name: Randy White
                                                     ---------------------------

Title: Director, Commercial Financing    Title: Manager, Working Capital Finance
       Americas                                 --------------------------------




APPLIED DIGITAL SOLUTIONS, INC.            TIGERTEL INC. (formerly known as
                                           Contour Telecom Management Inc.)

By: /S/ Jerome C. Artigliere               By: /S/ Donald Swift
   ----------------------------------         ----------------------------------

Print Name: Jerome C. Artigliere           Print Name: Donald Swift

Title: Vice President                      Title:  President





GROUND EFFECTS LTD.

By: /S/ James Scott
   ----------------------------------

Print Name: James Scott
            -------------------------

Title: President
       ------------------------------



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





                                  EXHIBIT 2.4.1
                                   Term Loan B

Term  Loan  B   Commitment:   Twenty  Five   Million   United   States   Dollars
(U.S.$25,000,000)

Term Loan B Finance Charge:  US Finance Charge as set forth in Attachment A

Term Loan B Stated Maturity Date:  May 25, 2002 .

Term Loan B Repayment Schedule: The principal amount of each Term Loan B Advance shall be amortized over six (6) years as if such Term Loan B Advance was made on the first day of the quarter, and shall be payable by USA Customer beginning at the end of the calendar quarter in which a Term Loan B Advance was made by IBM
Credit to USA Customer and at the end of each calendar quarter thereafter, provided that all unpaid principal of such Term Loan B shall be paid in full on the Term Loan B Stated Maturity Date.

                                 EXHIBIT 2.14.1
                                   Term Loan D

Term Loan D Commitment: Eight Million Four Hundred Twenty Five Thousand Canadian Dollars (CND$8,425,000)

Term Loan D Finance Charge: Canadian Finance Charge as set forth in Attachment A

Term Loan D Stated Maturity Date:  May 25, 2002.

Term Loan D Repayment Schedule: The principal amount of each Term Loan D Advance shall be amortized over six (6) years as if such Term Loan D Advance was made on the first day of the quarter, and shall be payable by TigerTel Inc. beginning at the end of the calendar quarter in which a Term Loan D Advance was made by IBM Canada to TigerTel Inc. and at the end of each calendar quarter thereafter, provided that all unpaid principal of such Term Loan D shall be paid in full on the Term Loan D Stated Maturity Date.

EXHIBIT 2.14.2

                          Form Request for Term Loan D


[Name and address of IBM Credit]

Date:

         Reference is made to the Revolving Credit Agreement dated as of __________, 1999 among IBM Credit Corporation, IBM Financing, a division of IBM Canada Limited, IBM United Kingdom Financial Services Limited, Applied Digital Solutions, Inc. ("ADS"), Ground Effects Ltd., TigerTel Inc., Signal Processors Limited and Signature Industries Limited (as amended from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         TigerTel Inc. hereby requests that a Term Loan D in the amount of CND$_______________ to be made to it on _[Date]_. Please disburse the proceeds of the Term Loan D by [insert method of disbursement].

         TigerTel Inc. hereby requests and warrants that (a) the proceeds of the Term Loan D will be used for the acquisition of _______________, (b) the borrowing requested hereby complies with the requirements of the Credit Agreement, (c) each representation and warranty by the Customers in the Credit Agreement is true and correct at and as of the date hereof, (d) no Default has occurred and is continuing as of the date hereof or would result from the making of the Term Loan D hereby requested or from the application of the proceeds thereof.

         The requests, representations and warranties contained herein are made by TigerTel Inc. and not by the individual who signs below on behalf of TigerTel Inc.

                                            TigerTel  Inc.

                                             By:________________________________
                                                  Name:
                                                  Title:

ATTACHMENT A, EFFECTIVE DATE SEPTEMBER 29, 1999 ("ATTACHMENT A") TO AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT DATED JULY 30, 1999

Customers:  USA Customer - Applied Digital Solutions, Inc.
            Canadian Customers - Tigertel Inc. and Ground Effects Ltd.

I.   Fees, Rates and Repayment Terms:

     (A)    Credit Line:  Thirty Eight Million Five Hundred Thousand Dollars (US
                          $38,500,000) of which Two Million Dollars (US$2,000,000) is reserved to drawn upon as mutually agreed to by IBM Credit, USA Customer and State Street Bank & Trust Company;

     (i)    USA Credit Line:       Twenty Seven Million Dollars (US$27,000,000);

     (ii)   Canadian  Credit Line: Eight  Million  Nine  Hundred  Seventy  Eight
                                   Thousand Canadian Dollars (CND$8,978,000);

            TigerTel Inc.:         Three  Million  Three  Hundred Fifty Thousand
                                   Canadian Dollars (C$3,350,000);

            Ground Effects Ltd.:   Five       Million      Canadian      Dollars
                                   (CND$5,000,000);

            Availability           Six Hundred  Twenty Eight  Thousand  Canadian
                                   Dollars (CND$628,000)

            Availability from the Line of Credit will be reserved for the repayment of any amount drawn under the Letter of Credit issued.

     (iii)  UK Credit Line:  Three Million Dollars (US$3,000,000);

     (B)    Finance Charge:

            (i)    USA Finance Charge:          Base Rate plus Applicable Margin

            (ii)   Canadian Finance Charge:     Base Rate plus Applicable Margin

            (iii)  UK Finance Charge:           Base Rate plus Applicable Margin

                                 ATTACHMENT A TO
            AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT

I.   Fees, Rates and Repayment Terms: (continued)

     Applicable Margin:

     The Applicable Margin for determining USA Customer Finance Charge shall be 1.75% at the Closing Date through the first Date of Determination, and shall change to the applicable percentage set forth below under the caption Applicable Margin based upon the Leverage Ratio as of the relevant date of determination. Leverage Ratio shall mean the ratio of Total Liabilities to Tangible Net Worth as defined in Part III of this Attachment A.

                    Leverage Covenant               Applicable Margin

                          =< 4.0                          1.65
                          =< 4.5                          1.70
                          =< 5.0                          1.75
                          =< 5.5                          1.80
                          =< 6.0                          1.85
                          =< 6.5                          1.90

     The first Date of Determination shall be the first day of the calendar month following the earlier of (i) receipt by IBM Credit of the financial statements required by Section 7.01 showing a change in the Leverage Ratio, and (ii) receipt and consent by IBM Credit of a notice from the USA Customer requesting a change in the permitted Leverage Ratio.

     Each subsequent change in the Applicable Margin shall be effective on the first day of the calendar month following the earlier of (i) receipt by IBM Credit of the financial statements required by Section 7.01 showing a change in the Leverage Ratio from the prior fiscal quarter, and (ii) receipt and consent by IBM Credit of a notice requesting a change in the permitted Leverage Ratio. USA Customer agrees to notify IBM Credit of any increase in the Leverage Ratio from that previously notified to IBM Credit.

     The Applicable Margin for determining the Canadian Finance Charge shall be .1707% at the Closing Date and shall change by the same percentage amount each time the Applicable Margin for determining USA Finance Charge changes.

     The Applicable Margin for determining the UK Finance Charge shall be 1.4207% at the Closing Date and shall change by the same percentage amount each time the Applicable Margin for determining USA Finance Charge changes.

     USA Customer covenants that the Leverage Ratio shall be maintained at less than 4.0 on and after March 31, 2000.

                                 ATTACHMENT A TO
            AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT

I.   Fees, Rates and Repayment Terms:  (continued)

     (C)    Delinquency Fee Rate:

            (i)      USA:          Base Rate plus 4.00%

            (ii)     Canada:       Base Rate plus 2.42%

            (iii)    UK:           Base Rate plus 3.67%

     (D)    Shortfall Transaction Fee:  Shortfall Amount multiplied by 0.30%

     (E)    Other Charges:

                      Annual Facility Fee:  $85,000

II.  Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this Attachment A. Accounting terms not otherwise defined shall be determined in accordance with generally accepted accounting principles (GAAP).

     Current shall mean within the on-going twelve month period.

     Current Assets shall mean assets that are cash or expected to become cash within the on-going twelve months.

     Current Liabilities shall mean payment obligations resulting from past or current transactions that require settlement within the on-going twelve month period.

     Fixed Charges shall mean current portions of Long Term Debt plus capital expenditures.

     Gross Cash Flow shall mean Net Profit after Tax plus depreciation, amortization and noncash extraordinary losses, minus extraordinary gains.

     Long Term shall mean beyond the on-going twelve month period.

     Long Term Assets shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

                                 ATTACHMENT A TO
            AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT

II.  Financial Covenants (continued)

     Long Term Debt shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

     Net Profit after Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

     Net Profit before Tax shall mean Net Profit after Tax plus applicable taxes.

     Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

     Subordinated Debt shall mean Customer's indebtedness to third parties as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit.

     Tangible Net Worth shall mean:

          Total Net Worth minus:

               (a)  goodwill,  intangible  assets,  prepaid expenses,  and other
                    current  and   non-current   assets  as  identified  in  USA
                    Customer's financial statements; and

               (b) all accounts receivable from employees, officers, directors, stockholders and affiliates; and

               (c)  all callable/redeemable preferred stock.

     Total Assets shall mean the total of Current Assets and Long Term Assets.

     Total Liabilities shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

     Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

     Working Capital shall mean Current Assets minus Current Liabilities.

                                 ATTACHMENT A TO
            AMENDED AND RESTATED TERM AND REVOLVING CREDIT AGREEMENT

II.  Financial Covenants (continued):

USA Customer will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review by IBM Credit:

Compliance with the covenants set forth below will be based on the consolidated financial statements of USA Customer.

          a)   Current Assets to Current Liabilities ratio greater than 1.0:1.0;

          b) Net Profit before Tax to Revenue percentage on a rolling four quarter basis equal to or greater than:

                           1.5 percent, with no losses in any quarter, from the effective date of this Attachment through the fiscal quarter ending 12/31/99;

                           2.0 percent, with no losses in any quarter, from the fiscal quarter ending 3/31/00 and thereafter;

          c) Total Liabilities to Tangible Net Worth ratio greater than zero and equal to or less than:

                           6.5:1.0 from the effective date of this Attachment through the fiscal quarter ending 12/31/99;

                           4.0:1.0 from the fiscal quarter ending 3/31/00 and thereafter.

          d) Gross Cash Flow to Fixed Charges Ratio on a rolling four quarter basis equal to or greater than:

                           1.5:1.0 from the effective date of this Attachment through the fiscal quarter ending 12/31/99;

                           2.0:1.0 from the fiscal quarter ending 3/31/00 and thereafter.

III.     (A)  Additional  Conditions  Precedent  Pursuant  to  Section 5 of the
               Agreement:

                  None











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